Exhibit 99.1

FOR IMMEDIATE RELEASE

BROCADE CONTACTS
Investor Relations	Media Relations
Shirley Stacy	Leslie Davis
Tel: 408-333-5752	Tel: 408-333-5260
sstacy@brocade.com	lmdavis@brocade.com

BROCADE REPORTS FIRST QUARTER OF FISCAL 2005 RESULTS

Delivers Operating Margin of 19 Percent and EPS of $0.10

SAN JOSE, Calif.—February 16, 2005—Brocade Communications Systems, Inc. (Brocade®) (Nasdaq: BRCD) today reported financial results for its first quarter of fiscal year 2005 (Q1 05), which ended January 29, 2005. Net revenues for Q1 05 were $161.6 million, an increase of four percent from $155.6 million reported in the fourth quarter of fiscal year 2004 (Q4 04) and an increase of 11 percent from $145.0 million reported in the first quarter of fiscal 2004 (Q1 04).

“Entering calendar 2005, Brocade is in the strongest position in the history of the Company with a comprehensive and expanded product portfolio”, said Michael Klayko, Chief Executive Officer of Brocade. “Driven by the strong acceptance of a refreshed and enhanced product line, and execution on our business model, we achieved our eighth consecutive quarter of revenue growth and our seventh consecutive quarter of increased non-GAAP operating profitability.”

Non-GAAP net income for Q1 05 was $28.3 million, or $0.11 per share basic and $0.10 per share diluted, as compared to non-GAAP net income of $20.8 million, or $0.08 per share basic and diluted, reported in Q4 04 and non-GAAP net income of $7.5 million, or $0.03 per share basic and diluted, reported in Q1 04. Non-GAAP net income for Q1 05 excludes a one time warranty benefit, variable stock-based compensation benefit, gains related to repurchases of convertible subordinated debt, deferred stock compensation expense related to the acquisition of Rhapsody Networks, Inc. (Rhapsody), and the costs associated with our recently completed internal review. The associated tax effects of the non-GAAP adjustments represent a pro rata adjustment to the GAAP income tax provision (benefit). Non-GAAP net income for Q4 04 excludes variable stock-based compensation expense, deferred stock compensation expense related to the acquisition of Rhapsody, a reduction of previously recorded restructuring costs, and gains related to repurchases of convertible subordinated debt. Non-GAAP net income for Q1 04 excludes variable stock-based compensation expense, gains related to repurchases of convertible subordinated debt, deferred stock compensation expense related to the acquisition of Rhapsody, and lease termination charge and other, net. A reconciliation between GAAP and non-GAAP information is contained in the tables below.

Brocade Communications Systems, Inc.
1745 Technology Dr. San Jose, CA 95110
T 408.487.8000 F 408.487.8101
www.brocade.com

BROCADE REPORTS FIRST QUARTER FISCAL 2005 FINANCIAL RESULTS	PAGE 2

Reporting on a GAAP basis, net income for Q1 05 was $27.9 million, or $0.10 per share basic and diluted. This compares to GAAP net income for Q4 04 of $20.4 million, or $0.08 per share, and GAAP net loss for Q1 04 of $68.8 million, or $(0.27) per share.

Certain reclassifications have been made to prior year balances in order to conform to the current year presentation.

Q1 05 Financial Highlights

•	Q1 05 net revenues of $161.6 million, an increase of 4% from Q4 04 and 11% from Q1 04

•	Q1 05 operating margin increased to 18.7% from 14.2% in Q4 04 and (46.5%) in Q1 04

•	Non-GAAP diluted earnings per share (EPS) increased to $0.10 for Q1 05, an improvement from $0.08 in Q4 04 and $0.03 in Q1 04

•	Q1 05 cash flow from operations was $35.2 million, compared to $44.2 million in Q4 04. Q1 04 cash flow used in operations was $55.6 million.

•	Cash and investments as of the end of Q1 05 totaled $778.0 million compared to $736.9 million as of the end of Q4 04, or an increase of $41.1 million.

•	Cash and investments, net of our convertible debt as of the end of Q1 05 was $429.9 million compared to $384.6 million as of the end of Q4 04, or an increase of $45.3 million.

•	Day sales outstanding in accounts receivable were 58 days, compared with 56 days in Q4 04 and 49 days in Q1 04

Also during Q1 05, Brocade purchased on the open market $4.2 million face value of its two percent convertible subordinated notes. Brocade paid an average of $0.955 cents on each dollar of face value for an aggregate cash purchase price of $4.0 million, which resulted in a pre-tax gain of $0.15 million. As of January 29, 2005, the remaining convertible debt outstanding was $348.1 million.

The non-GAAP, formerly pro forma, information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with GAAP. The non-GAAP results exclude certain expenses and income to provide what we believe is a more complete understanding of our underlying operational results and trends. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain gains, including the gain related to repurchases of our convertible subordinated debt, and certain costs or benefits, including variable stock-based compensation expense (benefit), certain warranty benefits, certain expenses relating to our acquisition of Rhapsody, our recent internal review costs, and the restructuring of business operations, including lease termination charge and other, net, that we believe are not indicative of our core operating results. The associated tax effects of the non-GAAP adjustments represent a pro rata adjustment to the GAAP income tax provision (benefit). Further, these non-GAAP results are one of the primary indicators

BROCADE REPORTS FIRST QUARTER FISCAL 2005 FINANCIAL RESULTS	PAGE 3

management uses for planning and forecasting of future periods. Brocade management refers to these non-GAAP financial measures in making decisions regarding operational performance and to facilitate internal comparisons to historical operating results and to competitors’ operating results. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Q1 05 Business Highlights

During the quarter, news announcements from Brocade, its business partners and customers highlighted continued progress in deploying new platforms and industry recognition of the company’s performance leadership. Announcements included:

•	General availability announcements of the new 4GBit/sec Brocade SilkWorm 4100 midrange switch from EMC, HDS, HP and IBM.

•	An embedded SAN switch module based on the SilkWorm 3250 entry-level switch began shipping with HP StorageWorks MSA1500 SAN Starter Kits in December. HP also said it would offer a 4GBit/sec Brocade switch module in future bladed server systems. And, Dell announced that it would offer a Brocade embedded SAN switch module in its new PowerEdge 1855 Blade Server.

•	Brocade SilkWorm 24000 Directors were used by the San Diego Supercomputing Center in a record setting demonstration of networked storage performance at the SC2004 (SuperComputing 2004) conference.

•	The SilkWorm Multiprotocol Router, was named by InfoWorld Magazine as the Best Storage Router of 2004. And, after the quarter closed, Brocade announced that the Multiprotocol Router achieved Microsoft Designed for Windows Logo Program qualification for use in linking Internet Small Computer System Interface (iSCSI) networks to Fibre Channel SANs.

Conference Call

Brocade will host a conference call at 4:30 p.m. Eastern Time to discuss its first quarter of fiscal year 2005 results. The conference call will be webcast live via the Internet at www.brocade.com/investors. A replay of the conference call will be available via webcast for twelve months at www.brocade.com/investors.

BROCADE REPORTS FIRST QUARTER FISCAL 2005 FINANCIAL RESULTS	PAGE 4

About Brocade Communications Systems, Inc.

Brocade (Nasdaq: BRCD) offers the industry’s leading intelligent platform for networking storage. The world’s leading systems, applications, and storage vendors have selected Brocade to provide a networking foundation for their SAN solutions. The Brocade SilkWorm® family of fabric switches and software is designed to optimize data availability and storage and server resources in the enterprise. Using Brocade solutions, companies can simplify the implementation of storage area networks, reduce the total cost of ownership of data storage environments, and improve network and application efficiency. For more information, visit the Brocade website at www.brocade.com or contact the company at info@brocade.com.

Cautionary Statement

Previously reported financial information for the quarter ended January 24, 2004 has been restated, and previously announced financial information for the quarter ended October 30, 2004 has been adjusted. This press release contains forward-looking statements, as defined under Federal Securities Laws. These forward-looking statements include statements regarding the company’s market position, product portfolio and business prospects. These statements are just predictions and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, quarterly and annual fluctuations in our revenues and operating results; the effect of changes in IT spending levels; the effect of competition, including pricing pressure; our dependence on OEM partners; declines in the prices of our products and gross margins; our ability to attain profitability; our ability to manage the transition between new and older products; our ability to achieve market acceptance of the Silkworm Fabric Application Platform product family; our ability to develop new and enhanced products that achieve widespread market acceptance; our failure to manage distribution channels, inventory levels and relationships; risks associated with international political instability; our failure to adequately anticipate future OEM and end-user product needs or to accurately forecast end-user demand; risks associated with increased international sales activity; the loss of our third-party contract manufacturers; our dependence on sole source and limited source suppliers for certain key components including ASICs, microprocessors, logic chips and programmable logic devices; our failure to manage our business effectively in a rapidly evolving market; the existence of undetected errors in our products; our ability to retain and recruit qualified personnel; our ability to protect our intellectual property and defend against infringement claims; and risks related to our acquisition of Rhapsody. These and other risks are set forth in more detail in the Company’s annual report on Form 10-K for the fiscal year ended October 30, 2004. Brocade expressly assumes no obligation to update any such forward-looking statements.

###

Brocade, the B weave logo and SilkWorm are registered trademarks of Brocade Communications Systems, Inc. or its subsidiaries in the United States or in other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners. All products, plans, and dates are subject to change without notice.

BROCADE REPORTS FIRST QUARTER FISCAL 2005 FINANCIAL RESULTS	PAGE 5

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	January 29,	October 30,	January 24,
	2005	2004	2004
		Adjusted (1)	Restated (1)
Net revenues	$161,578	$155,606	$145,040
Cost of revenues	64,406	68,685	67,620

Gross margin	97,172	86,921	77,420
Operating expenses:
Research and development	31,674	36,094	36,978
Sales and marketing	24,825	23,333	26,580
General and administrative	6,663	6,467	5,933
Internal review costs	3,741	—	—
Amortization of deferred stock compensation	107	107	184
Restructuring costs	—	(1,127)	(368)
Lease termination charge and other, net	—	—	75,591

Total operating expenses	67,010	64,874	144,898

Income (loss) from operations	30,162	22,047	(67,478)
Interest and other income, net	5,190	4,370	4,525
Interest expense	(2,237)	(2,325)	(2,670)
Gain on repurchases of convertible subordinated debt	150	1,594	521

Income (loss) before provision for (benefit from) income taxes	33,265	25,686	(65,102)
Income tax provision	5,322	5,302	3,707

Net income (loss)	$27,943	$20,384	$(68,809)

Net income (loss) per share – Basic	$0.10	$0.08	$(0.27)

Net income (loss) per share – Diluted	$0.10	$0.08	$(0.27)

Shares used in per share calculation – Basic	266,218	263,242	257,796

Shares used in per share calculation – Diluted	271,767	265,467	257,796

(1)	Refer to Note 3, “Restatement of Consolidated Financial Statement,” and Note 19, “Selected Quarterly Information (Unaudited),” of the Notes to Consolidated Financial Statements on the Company’s Form 10-K for fiscal year ended October 30, 2004.

BROCADE REPORTS FIRST QUARTER FISCAL 2005 FINANCIAL RESULTS	PAGE 6

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS)
(in thousands, except per share data)
(unaudited)

	Q1 05	Q4 04	Q1 04
		Adjusted (1)	Restated (1)
Net income (loss) on a GAAP basis	$27,943	$20,384	$(68,809)

Adjustments:
Variable stock-based compensation expense (benefit) included in cost of revenues	(237)	575	222
Warranty benefit included in cost of revenues	(1,853)	—	—

Total gross margin adjustments	(2,090)	575	222

Internal review costs	3,741	—	—
Variable stock-based compensation expense (benefit) included in research and development	(688)	1,590	788
Variable stock-based compensation expense (benefit) included in sales and marketing	(221)	565	244
Variable stock-based compensation expense (benefit) included in general and administrative	(167)	347	192
Amortization of acquisition related deferred stock compensation	107	107	184
Restructuring costs	—	(1,127)	(368)
Lease termination charge and other, net	—	—	75,591

Total operating income adjustments	2,772	1,482	76,631

Gain on repurchases of convertible subordinated debt	(150)	(1,594)	(521)
Income tax effect of adjustments	(145)	—	—

Non-GAAP net income	$28,330	$20,847	$7,523

Non-GAAP net income per share – basic	$0.11	$0.08	$0.03

Non-GAAP net income per share – diluted	$0.10	$0.08	$0.03

Shares used in non-GAAP per share calculation – basic	266,218	263,242	257,796

Shares used in non-GAAP per share calculation – diluted	271,767	265,467	261,688

(1)	Refer to Note 3, “Restatement of Consolidated Financial Statement,” and Note 19, “Selected Quarterly Information (Unaudited),” of the Notes to Consolidated Financial Statements on the Company’s Form 10-K for fiscal year ended October 30, 2004.

The non-GAAP, formerly pro forma, information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with GAAP. The non-GAAP results exclude certain expenses and income to provide what we believe is a more complete understanding of our underlying operational results and trends. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain gains, including the gain related to repurchases of our convertible subordinated debt, and certain costs or benefits, including variable stock-based compensation expense (benefit), certain warranty benefits, certain expenses relating to our acquisition of Rhapsody, our recent internal review costs, and the restructuring of business operations, including lease termination charge and other, net, that we believe are not indicative of our core operating results. The associated tax effects of the non-GAAP adjustments represent a pro rata adjustment to the GAAP income tax provision (benefit). Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting of future periods. Brocade management refers to these non-GAAP financial measures in making decisions regarding operational performance and to facilitate internal comparisons to historical operating results and to competitors’ operating results. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

BROCADE REPORTS FIRST QUARTER FISCAL 2005 FINANCIAL RESULTS	PAGE 7

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	January 29,	October 30,
	2005	2004
		Adjusted(1)
Assets

Current assets:
Cash and cash equivalents	$280,610	$114,577
Short-term investments	210,314	371,731

Total cash, cash equivalents, and short-term investments	490,924	486,308
Accounts receivable, net	103,847	95,778
Inventories, net	6,933	5,597
Prepaid expenses and other current assets	16,291	19,131

Total current assets	617,995	606,814

Long-term investments	287,077	250,600
Property and equipment, net	118,976	124,701
Convertible subordinated debt issuance costs	2,954	3,389
Other assets	3,884	1,878

Total assets	$1,030,886	$987,382

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$39,755	$38,791
Accrued employee compensation	26,457	33,330
Deferred revenue	40,623	34,886
Current liabilities associated with lease losses	5,319	5,677
Other accrued liabilities	63,008	59,968

Total current liabilities	175,162	172,652

Non-current liabilities associated with lease losses	15,722	16,799
Convertible subordinated debt	348,109	352,279

Stockholders’ equity:
Common stock	777,015	757,341
Deferred stock compensation	(1,194)	(1,937)
Accumulated other comprehensive income	(1,259)	860
Accumulated deficit	(282,669)	(310,612)

Total stockholders’ equity	491,893	445,652

Total liabilities and stockholders’ equity	$1,030,886	$987,382

(1)	Refer to Note 3, “Restatement of Consolidated Financial Statement,” of the Notes to Consolidated Financial Statements on the Company’s Form 10-K for fiscal year ended October 30, 2004.